Exhibit 10.2

LICENSE AGREEMENT

THIS LICENSE AGREEMENT ("License Agreement") dated June 30, 2014 (the "Effective Date") is made by and between Provision Holding, Inc., a Nevada corporation, with principal offices at 9253 Eton Avenue, Chatsworth. CA 91311 ("LICENSOR") and ProDava 3D, LLC, a Delaware limited liability company, with principal offices at c/o Drawbridge Special Opportunities Fund, 1345 Avenue of the Americas, 46th Floor, New York, NY 10105 ("LICENSEE"), with reference to the following facts:

RECITALS

A. LICENSEE wishes to engage in operating, promoting, marketing and selling products and services using LICENSOR' s Intellectual Property Rights and 3D Systems (as defined below);

B. LICENSOR has the right to grant the License (as defined below) with respect to the Intellectual Property Rights and 3D Systems as further set forth herein; and

C. LICENSOR and LICENSEE desire for LICENSOR to grant LICENSEE and LICENSEE desires to obtain from LICENSOR the License as hereunder defined.

NOW IT IS HEREBY AGREED:

l.                    DEFINITIONS

For the purposes of this Agreement the following definitions shall govern (and where the context so admits the singular shall include the plural and vice versa):

1.1 "3D System" means the 3D display based kiosk systems manufactured by LICENSOR using the System manufactured by LICENSOR

1.2                 "Agreement" means this License Agreement, its Exhibits and any amendments or addenda thereto that may subsequently be agreed upon between the Parties in writing.

1.3                 "Business Plan" means the business plan for the Territory attached to LICENSEE' S Limited Liability Agreement dated of even date herewith.

1.4                 "Customization" means the process of making changes to the Software and hardware configuration to meet the requirements of a Retailer.

1.5                 "Documentation" means all available documentation in any form regarding the Software by whomever made or delivered.

1.6                 «Effective Date" means the date on which this Agreement was signed by the Parties.

1.7                 "End-User" means any customer of a Retailers or any other subscribers or users of any kind, nature or description.

1.8                 "End User Service" means the service of providing 3D Systems at Retailer locations for the purpose of providing End-Users with immediate on-site 'Point of Sale' of (i) consumer products manufacturers advertising and (ii) discounts on consumer product purchases through the use of the System.

1.9                 "Exhibit" means a document which the Parties shall, by mutual agreement, sign and attach to this Agreement, or any amendment thereof, agreed upon and signed by the Parties. Unless otherwise stated in this Agreement, all Exhibits shall be subject to the terms and conditions of this Agreement, but in an event of conflict between the Agreement and the Exhibits, the Agreement shall prevail.

1.10              "Intellectual Property Portfolio" means the Intellectual Property Rights set forth on Exhibit A hereto as amended and updated from time to time.

1.11              "Intellectual Property Rights" means the Intellectual Property Portfolio and all United States intellectual property rights and use rights of any kind, nature and description, whether or not capable of registration, patentable or otherwise protectable, including, without limitation, patents, design patents, method patents (including pending and provisional patents) including all extensions, including substitutions, continuations, continuations-in-part, divisionals, renewals and re-issue applications, designs, copyright (including, for the avoidance of doubt, in software), trademarks, service marks, trade names, product names and other business identifiers, trade secrets, databases, domains, know-how, confidential information, and any other form of intellectual property protected by law or equity of any kind and applications for any of the foregoing, respectively.

"License" means the license granted hereunder by LICENSOR to LICENSEE as defined in Section 3 hereto.

1.13            "LICENSOR'S Hardware" means servers, networking equipment and telephony purchased or leased by LICENSOR, designated for providing the End User Services.

1.14            "Localization" means making the Software linguistically and culturally appropriate to the Territory and achieving the desired local "look-and-feel."

1.15            "Modification" means a change in the Customized Software which is required by a Retailer following the completion of the Customization stage.

1.16            "Party" and "Parties” means LICENSOR and/or LICENSEE.

1.17            "Project" means the overall activities, roles, responsibilities, timelines, milestones and deliverables related to the hardware equipment, software Localization, integration, Customization, Modification and various other services that will be provided by LICENSOR to LICENSEE with respect to the System.

1.18            "Reporting Period" mean any quarter ending March 31, June 30, September 30, and December 31 during the Term.

1.19            "Retailer" means any person or entity, including, without limitation, retail stores and/or retail outlets of any kind, nature or description allowing End Users to use the End User Services.

1.20            "Software" means the software for the 3D Systems to provide the End User Services, which includes, but is not limited to: (i) all Documentation needed to run and service the 3D Systems; (ii) all Updates and Upgrades delivered to LICENSEE under this Agreement (if delivered); (iii) all customizations to the Software done for its use in the Territory, provided, however, that all such customizations shall be done by LISENSOR exclusively; and (v) all copies thereof.

1.21            "Specifications" means the specifications of the 3D System as set forth in Exhibit C hereto.

1.22            "System" means the Software and LICENSOR' S Hardware for each product.

1.23            "Term" shall commence on the Effective Date and continue until termination pursuant to Section 14.

1.24            "Territory" as defined in Exhibit D attached hereto.

1.25            "Working Days" means Monday through Friday, excluding national holidays in the United States.

1.26            "Updates" means changes made to the Software to improve upon previously existing features and operations with the Software or to resolve errors; that are not Upgrades.

1.27            "Upgrades" means modifications made to the Software that add program features or functions, modules, and technology not originally within the Software (new functionality).

2.                   PURPOSE OFAGREEMENT

2.1                This Agreement is intended for the purpose of granting LICENSEE the License under the terms and provisions herein.

2.2                Unless otherwise agreed in advance and in writing, LICENSEE shall not make any express or implied agreements, warranties, guarantees, commitments or representations, or incur any debt or liability, in the name or on behalf of LICENSOR.

3.                   GRANT OF LICENSE

3.1               LICENSOR hereby grants to LICENSEE, and LICENSEE hereby accepts from LICENSOR, a nonexclusive, royalty-free, irrevocable, sub-licensable license (as per Section 3.2 below), to use and operate the System in the Territory for the purpose of distributing 3D Systems to provide End User Services during the Term (the "License").

The License includes, among other things, the limited right and license to use (i) LICENSOR's trade names, product names and trademarks and (ii) the Intellectual Property Portfolio, in direct connection with providing the End User Services during the Term and in the Territory only.

3.2               In cases where LICENSEE believes that it is necessary or commercially beneficial to provide the End User Service in a particular municipality or region within the Territory through a different entity, LICENSEE shall be entitled to grant a sublicense under the License to such entity solely for purposes of providing the End User Service in such municipality or region; provided that (i) LICENSEE has made a written request to LICENSOR for such a sublicense, and LICENSOR grants such a sublicense on a case-by-case basis at its sole discretion, which will not be unreasonably withheld, and (ii) no such entity shall be entitled to grant, directly or indirectly, to any party any further sublicense and (iii) any such sublicense shall terminate automatically in case this Agreement terminates for any reason.

3.3               Any changes or developments to the System shall be performed solely by LICENSOR or any 3rd party on LICENSOR's behalf.

3.4               Without derogating from any other provision hereunder, LICENSEE, in exercising the rights granted to it hereunder, shall promote and advertise the Software and the End User Service under a name or names that will include the words: "Provision." LICENSOR’s marks and their appearance (including domains used for U.S. operations) are as set forth on Exhibit E.

All LICENSOR rights not specifically herein licensed under the License to LICENSEE shall be reserved to LICENSOR at all times, and LICENSOR may exploit in any way (including by way of licensing to others outside of the Territory) such reserved rights without restriction.

4.                   ROLES AND RESPONSIBILITES OF THE PARTIES

LICENSEE shall be solely responsible in all respects for initiating, establishing and operating the End User Services in the Territory during the Term and for all costs and expenses associated therewith or that are required for the exploitation of the License.

LICENSOR shall provide Professional Services as contained in a Professional Services Agreement (attached hereto as Exhibit F) for LICENSEE to support LICENSEE’s operations in the Territory during the Term.

5.                   INTELLECTUAL PROPERTY RIGHTS

5.1                                 LICENSEE acknowledges that it has no and will have no rights, title or interest whatsoever in or to LICENSOR' s Intellectual Property Rights; therefore, LICENSOR is and shall remain for perpetuity the sole and exclusive owner of the System (including all source code), all works under or in relation with the Professional Services, and any other deliverables of any kind, invented, developed, made or delivered hereunder by LICENSOR or on its behalf, any contribution offered by LICENSEE or on its behalf, or related to the System, and all derivative works thereto (the "Deliverables"), and all Intellectual Property Rights and other proprietary rights associated therewith or related thereto in any way in and in any part of the world. Only LICENSOR shall have the option of applying for patents covering inventions and improvements made by LICENSOR in the Territory for the System as LICENSOR may choose. In the event that LICENSOR chooses not to obtain patent coverage for a specific development, LICENSEE shall have the option to do so at their own cost, consistent with protecting the confidentiality of the Intellectual Property Rights, after first obtaining LICENSOR's written authorization, by filing such application in LICENSOR’s name. LICENSEE shall provide LICENSOR with copies of any applications filed, and shall keep LICENSOR advised of the status of such applications.

5.2                                 For clarity, all information and data regarding End-Users, Retailers and the End User Service, that may be contained in databases included in the Software, shall be owned by LICENSEE and may be used by LICENSEE solely for providing the End User Service. LICENSOR is allowed to use database's statistical data during the Term as permitted by applicable privacy laws.

6.                   PAYMENT

6.1. All payments and schedules thereof are detailed in Exhibit B hereto.

7.                   REPORTS, RECORDS AND INSPECTIONS

7.1                                 LICENSOR, or any 3rd party on its behalf, shall have the right at any time during the Term, upon fifteen (15) days advance written notice and during normal business hours, to inspect and audit LICENSEE’s principle place of business, computer systems, financial records and other documents to determine LICENSEE's compliance with the terms and conditions of this Agreement, including, but not limited to, the use of the Systems, and compliance with the License. Provided LICENSOR does not find any material breach of this Agreement, any such audit shall be at LICENSOR's sole expense.

8                    LICENSOR'S WARRANTIES

LICENSOR represents, warrants and covenants to LICENSEE that:

8.1.1                             The Software and System shall operate materially in accordance with the Specifications provided by LICENSOR in a manner sufficient to accomplish the intended purpose of the Software and System as developed.

8.1.2                             LICENSOR has the full right and authority to enter into this Agreement, to carry out the provisions hereof, and to grant the rights herein under the terms of this Agreement.

8.1.3                             LICENSOR is a duly organized and validly existing legal entity in good standing. LICENSOR owns or otherwise has the right to use all relevant intellectual property rights in the Software and Hardware as is necessary to provide the license granted to LICENSEE under this Agreement. The execution, delivery and performance of this Agreement by LICENSOR does not conflict with any agreement or understanding to which LICENSOR is or may be bound. Further to LICENSOR' s knowledge, there is no threatened or actual litigation in the Territory against LICENSOR, or regarding the Software licensed to LICENSEE hereunder, that would materially affect the solvency of LICENSOR or the ability of LICENSEE to perform this Agreement. To LICENSOR's knowledge, the making of this Agreement by LICENSOR does not violate, infringe or misappropriate any agreements, rights or obligations of any person, firm or corporation in the Territory. LICENSOR has and will use best efforts under the terms of this Agreement to have throughout the Term of this Agreement, the right to license the Software and Hardware to LICENSEE in accordance with the terms and provisions of this Agreement, so that LICENSEE shall have full enjoyment of said rights throughout the Term in the Territory.

9                    LICENSEE'SWARRANTIES

LICENSEE represents, warrants and covenants to LICENSOR that to the best of its ability:

9.1.1            It will throughout the Term comply with all restrictions on the exercise of the licensed rights under this Agreement and shall be responsible for the compliance to the same by any party it uses in order to supply the End User Services.

9.1.2            It shall, throughout the Term of this Agreement, notify LICENSOR forthwith of any breach or infringement of LICENSOR's Intellectual Property Rights in the Software by any party in the Territory as shall come to the notice of LICENSEE. In addition, unless in defense to a claim by LICENSOR against LICENSEE related to LICENSEE’s violation of LICENSOR's Intellectual Property Rights, LICENSEE shall not challenge the validity of LICENSOR’s Intellectual Property Rights. Without prejudice to the foregoing, in the event any of LJCENSOR' s Intellectual Property Rights licensed hereunder shall be held by a court or tribunal of competent jurisdiction to be invalid or unenforceable through any action initiated by any person or entity that is not LICENSEE, this Agreement shall automatically be modified, if and to the extent possible, to eliminate that specific property or right, without the need for any additional action by the parties, and all other provisions of this Agreement, if and to the extent possible, shall remain in full force and effect.

10                 LIMITATION OF LIABILITY; INDEMNITY

10.1              EXCEPT FOR THE WARRANTIES SET FORTI-I HEREIN, LICENSOR EXPRESSLY DISCLAIMS, AND LICENSEE HEREBY EXPRESSLY WAIVES, ALL WARRANTIES, EXPRESS OR IMPLIED, STATUTORY OR 011-IERWISE WITI-I RESPECT TO THE SYSTEM OR ANY COMPONENT TIIEREOF, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, NON-INFRINGEMENT, TITLE, RELIABILITY, ACCURACY AND QUIET ENJOYMENT. LICENSOR DOES NOT WARRANT AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS THAT TI-IE SYSIBM WILL MEET LICENSEE'S OR THURD PARTY'S REQUIREMENTS, THAT TIIE OPERATION OF TIIE SYSTEM WILL BE UNINTERRUPTED OR ERROR-FREE OR TIIAT DEFECTS IN THE SYSTEM, IF ANY, WILL BE CORRECTED. TO THE EXTENT THAT THE SYSTEM, ANY DEVELOPMENTS OR ANY OTHER DELIVERABLE OR SERVICES PROVIDED BY LICENSOR SHALL INCLUDE CONIBNT, DATA, MATERIALS, SERVICES OR PRODUCTS OF TIURD PARTIES, NO WARRANTY IS PROVIDED WITH RESPECT TO SUCH MATERIALS, PRODUCTS AND SERVICES AND IT IS PROVIDED AS IS. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY LICENSOR OR ON ITS BEHALF SHALL CREATE A WARRANIT OR MAKE ANY MODIFICATION, EXTENSION OR ADDITION TO THIS WARRANTY. FOR TIIE AVOIDANCE OF DOUBT, NO WARRANTY IS MADE BY LICENSOR'S TIURD PARTY SOFTWARE OR HARDWARE PROVIDERS.

10.2              NEITHER PARTY SHALL HAVE ANY LIABILITY WHATSOEVER WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE FOR CONSEQUENTIAL, EXEMPLARY, SPECIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS EVEN IF IT HAS BEEN ADVISED OF TI-IE POSSIBILITY OF SUCH DAMAGES OR HAD TI-IE ABILITY TO BE AWARE OF SUCH DAMAGES.

10.3              LICENSOR shall indemnify, defend and hold harmless LICENSEE, LICENSEE's officers, directors, shareholders, managers, members, managing members, representatives, agents, affiliates, employees and advisors and their successors and assigns. from and against any and all claims, actions, suits, legal proceedings, demands, liabilities, damages, losses, judgments, settlements, costs and expenses, including reasonable attorneys' fees, finally awarded by competent court, to the extent resulting from or in connection with (i) a determination that the Software or System infringes valid, existing intellectual property rights of a third party in the Territory or (ii) any breach of a representation or breach of warranty or undertaking made herein by LICENSOR.

10.4              LICENSEE shall indemnify, defend and hold harmless LICENSOR, LICENSOR's officers, directors, shareholders, managers, members, managing members, representatives, agents, affiliates, employees and advisors and their successors and assigns, from and against any and all claims, actions, suits, legal proceedings, demands, liabilities, damages, losses, judgments, settlements, costs and expenses, including reasonable attorneys' fees, finally awarded by competent court, to the extent resulting from or in connection with (i) LICENSEE exercising its rights under the License in a way which conflicts, with the terms and conditions of this Agreement or (ii) any breach of a representation or breach of warranty or undertaking made herein by LICENSEE.

10.5              The party to be indemnified under Section 10.3 or 10.4, as applicable shall: (i) promptly notify in writing the other party of such claim, with full details, (ii) cooperate with the other party in the defense thereof, at the indemnifying party's expense, (iii) give the indemnifying party sole control of the defense and settlement of the claim, provided that the indemnifying party shall not compromise or settle such claim, without the consent of the other party.

10.6              In the event that the Software is determined to infringe valid intellectual property rights of a third party in the Territory, LICENSOR will at its sole discretion (i) modify or replace the Software to be noninfringing, with a software that is functionally equivalent or (ii) obtain for LICENSEE a license to continue using the Software.

10.7              This Section 10 shall survive any termination or expiration of this Agreement for whatever reason.

11                 NECESSARY APPROVALS

11.1              LICENSEE agrees it shall not, directly or indirectly make use of any Software or technical data provided by LICENSOR under this Agreement, against any applicable export control regulations of the country of export and the Export Administration Regulations of the U.S. Department of Commerce, to the extent applicable.

11.2              LICENSEE shall be fully responsible for obtaining and maintaining all governmental and/or regulatory and/or local, permits, licenses, certifications, standards, authorizations and approvals which are required for its operation and specifically those necessary to activate and operate the End User Service within the Territory at its sole expense and responsibility.

12                 PROPRIETARY RIGHTS PROTECTION

In the event that during the term under this Agreement, either Party becomes aware of an Infringement, it shall promptly notify the other Party and provide it with details regarding such Infringement. "Infringement" means any possible or actual infringement of any patents or any other Intellectual Property Rights licensed under this Agreement in the Territory. Promptly after the receipt of such written notice, the Parties shall meet (in person, via conference call, or otherwise) and discuss the removal of such Infringement or any other actions in this regard including the costs thereof; until such meeting shall be convened, Parties shall abstain from carrying out any actions in respect of an Infringement. It is agreed that the Business Plan does not include any costs related to Infringement.

13                 F'ORCE MAJEURE

13.1              In this Agreement, "Force Majeure" means any cause preventing either Party from performing any or all of its obligations which arises from or is attributable to acts, events, omissions or accidents beyond the reasonable control of the Party so prevented including without limitation, strikes, lock-outs or other industrial disputes (whether involving the workforce of the Party so prevented or of any other party), nuclear accident or acts of God, war or terrorist activity, riot, civil commotion, malicious damage (excluding malicious damage involving the employees of the affected party or its sub-contractors), compliance with any law or governmental order, rule, regulation or direction coming into force after the date of this Agreement, fire, flood, or storm, industrial diseases or epidemics, lack of materials, hardware or software failures, shortages or failure of electricity, communications etc. and failure of other technical facilities.

13.2              If either Party is prevented or delayed in the performance of any of its obligations under this Agreement by Force Majeure, that Party (the "Claiming Party") shall forthwith serve notice in writing on the other Party, specifying the nature and extent of the circumstances giving rise to Force Majeure, and shall have no liability in respect of any delay in performance or any non-performance of any obligation under this Agreement arising out of such Force Majeure.

13.3              If either Party is prevented from performance of its obligations by Force Majeure for a continuous period in excess of thirty (30) days, the other Party may terminate this Agreement forthwith by service of written notice upon the Party so prevented, in which case neither Party shall have any liability to the other except that rights and liabilities which accrued prior to such termination shall continue to subsist. The provisions of this paragraph shall not derogate from the prevented party's obligation to make commercial reasonable efforts to resume the performance of its obligations hereunder as soon as practically possible.

14                 TERMINATION

14.1 Either Party hereto (the "Terminating Party") may, without prejudice to its other rights and remedies, terminate the Agreement by written notice to the other (the "Affected Party"), if the Affected Party files for bankruptcy, insolvent reorganization, or other case or proceeding under any bankruptcy or insolvency law, or if any dissolution or liquidation proceeding is commenced by or against it and/or it becomes insolvent and/or it applies for or consents to the appointment of a trustee, receiver, liquidator, or other custodian for itself, or makes a general assignment for the benefit of its creditors, or if an attachment is placed over all or substantially all of its assets, or if it ceases to carry on business (all, subject to a curing period of 60 working days, after which the Agreement shall automatically terminate). The Affected Party shall forthwith give notice in writing to the Terminating Party of any event within this Sub-section which occurs to the Affected Party during the Term and which would entitle the Terminating Party to bring the Term to an end.

14.2 In addition to the foregoing, in the event that either Party hereto is in material breach hereof and such breach remains un-remedied for a period of sixty (60) days after receipt by it of a notice from the other Party requiring it to remedy such breach, then such Party may, at its option and ·without prejudice to its other rights and remedies hereunder or under law, but only after a good faith effort to negotiate with the party in breach to remedy said breach and preserve each party's rights under this Agreement, terminate the Agreement.

Any breach of Sections 3, 5, 8 or 9 including any of its subsections shall be deemed a material breach hereof.

15                 CONSEQUENCES OF TERMINATION

15.1 Upon expiry or upon termination of this Agreement for whatever reason:

15.1.1 All of LICENSOR's obligations hereunder shall cease; and LICENSEE will cease exploiting the License and making any use of any kind of the Deliverables; and

15.1.2         All copies of the Software and other Deliverables which LICENSEE received from LICENSOR or which are in LICENSEE's possession or control (including all archival and backup copies, and the source code, if applicable), shall immediately be returned to LICENSOR at LICENSEE's sole cost and expense, such that no copies shall remain (including all materials generated by LICENSEE in connection with this Agreement). So long as LICENSEE has any copy of the Software, LICENSEE shall continue to be bound by all obligations set forth herein.

15.1.3         LICENSOR will be free to enter into any franchise, license, or other commercial arrangements of whatsoever nature regarding the Software in the Territory with any entity or person whatsoever.

15.2 Save as otherwise provided herein, the Parties shall have no further obligations or rights under this Agreement after the end of the Term (and all licensed rights shall immediately revert to LICENSOR), without prejudice to any obligations or rights which have accrued to either Party at the time when the Term ends, save that Sections 5, 7,8, 9 and 15 together with those Sections the survival of which is necessary for the interpretation or enforcement of this Agreement, shall continue to have effect after termination or expiration hereof.

16                 MISCELLANEOUS

16.1              Entire Agreement.

This Agreement and the Exhibits hereto state the entire agreement between the Parties relating to the subject matter hereof and supersede all prior communications, written or oral, between the Parties in connection with this Agreement.

16.2              Amendment.

All amendments and modifications to this Agreement shall be made by an instrument in writing signed by both Parties.

16.3              Assignment and Transfer.

LICENSEE may not (without the prior written consent of LICENSOR) assign, sublicense, encumber or transfer any of its rights and obligations under this Agreement to any party without the prior written consent of LICENSOR. Such consent shall not be required in the event in which the assigning or transferring party is LICENSOR.

16.4              Notices.

Any notice given by one Party to the other shall be in writing and be deemed properly given if specifically acknowledged by the receiving Party in writing or when delivered to the recipient by fax (fax confirmation requested), e-mail (with evidence of delivery), or special courier (receipt requested) during normal business hours to the following addresses (or such other address as may be notified in writing from time to time by either Party):

(a)                  if to LICENSEE, to:

ProDava 3D, LLC

C/o Drawbridge Special Opportunities Fund 1345 Avenue of the Americas, 46th Floor New York, NY 10105

(b)                 if to LICENSOR, to Provision Holding, Inc.

9253 Eton Avenue, Chatsworth, CA 91311 Attn: Curt Thornton, CEO

Notices shall be deemed to be received on the first business day following receipt. Each communication and document made or delivered by one Party to another pursuant to this Agreement shall be in the English language or accompanied by a translation thereof, in which case the English wording shall prevail.

16.5              Remedies and Waivers.

No failure to exercise, nor any delay in exercising, on the part of either Party, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.

16.6              Partial Invalidity.

If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

16.7              Governing Law and Venue.

The Parties will use their best endeavors to amicably settle any dispute or difference between them arising under or in connection with this Agreement. If the Parties fail to reach amicable settlement, either Party may request that the other Party agree to the determination of such dispute or difference by an arbitrator in accordance with such rules of procedure as will be mutually agreed between them. In the event that the arbitrator's identity and the rules of procedure are not agreed between the Parties within ten (10) days following one Party's first written request, such dispute or difference shall be referred to the exclusive jurisdiction of competent court as provided herein below.

This Agreement and the performance thereof by the Parties shall be governed and construed in accordance with the laws of the State of California, excluding conflict of law provisions.

The parties submit to the exclusive jurisdiction of the competent courts in Los Angeles, California. In the event of dispute as to the jurisdiction of the court to which a motion or application has been made, such court (i.e. the court to which a party shall apply) shall decide on said dispute.

16.8              Headings.

Headings are used for the purposes of references only and shall not affect the interpretation of this Agreement.

16.9              Reference to Sections and Exhibits.

Any reference to a Section or Exhibit is to the relevant Section or Exhibit of or to this Agreement; all Exhibits form integral part of the Agreement.

16.10           Illustrative Expressions.

any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

16.11           Counterparts.

This Agreement may be executed in one or more counterparts, including counterparts transmitted by telecopier, telefax or Adobe Acrobat PDF copies attached to an email, all of which shall be considered one and the same Agreement. Facsimile or Adobe Acrobat PDF copies with signatures of the parties to this Agreement, or their duly authorized representatives, shall be legally binding and enforceable when one or more counterparts have been signed by each party and delivered to the other parties. All such facsimile or Adobe Acrobat PDF copies are declared as originals and accordingly admissible in any jurisdiction or tribunal having jurisdiction over any matter relating to this Agreement.

[signatures follow on next page]

IN WITNESS WHEREOF, this License Agreement has been signed by the duly authorized representative of both Parties.

LICENSOR:		LICENSEE:

Provision Holding, Inc.		ProDava 3D, LLC

By:	/s/ Curt Thornton	By:	/s/ Sean Davatgar
Curt Thornton, CEO		Sean Davatgar, Managing Member

		By:	/s/ Curt Thornton
Curt Thornton, Managing Member

(SIGNATURE PAGE TO LICENSE AGREEMENT BETWEEN PROVISION HOLDING, INC. AND PRODAVA 3D, LLC]

EXHIBIT A

Intellectual Property Portfolio

•              U.S. Patent 6,808,268 Projection System for Aerial Display

•              U.S. Patent 7,881,822 System and Method for Dispensing Consumer Products

Exhibit A - 1

EXHIBIT B

Payments and Payments Schedule

The License granted hereunder is royalty-free in perpetuity and, thus, no payments will be made from LICENSEE to LICENSOR.

Exhibit B - 1

EXHIBIT C

System Specifications*

Hardware, Kiosk Consisting:

•              Kiosk stand, approximately 2 sq. ft. footprint, 72" tall, ADA compliant; color to be determined by Retailer

•              One 17" 3D holographic screen, Provision Model HLJ 7MD

•              One 17"touch monitor

•              One printer, capable of printing coupons, receipts, rewards, etc.

•              One card reader

•              Electrical, 120V, 60Hz

•              PC based, network ready for DSL, Ethernet, or wireless connectivity

•              Audio speakers

•              UPS (uninterruptable power supply

Software, Kiosk, Consisting:

•              Coupon Application Program, "Software as a Service"

•              Content Management Program, "Software as a Service"

*System Specifications may vary dependent on Retailer requirements

Exhibit C - 1

EXHIBIT D

Territory Definition

The 50 States of the United States of America

Exhibit D - 1

EXHIBIT E

LICENSOR's Domains, Names, Trademarks and Notices

Provision Holding, Inc.; Provision Interactive Technologies, Inc.; Provision 3D Media; 3D Reward Center; HoloVision; 3D Savings Center

ProVision 3D media

(*) and any other marks or names in any medium or platform carrying the word "Provision"

Domains (related to the U.S. activity) to be used only as may be agreed to by the Managers of LICENSEE:

(i)                   www.provision.tv

(ii)                 www.provisioninteractive.com

Exhibit E - 1
E